Exhibit 1.1

UNDERWRITING AGREEMENT

between

FINTECH ACQUISITION CORP. II

and

CANTOR FITZGERALD & CO.

Dated: January 19, 2017

FINTECH ACQUISITION CORP. II

UNDERWRITING AGREEMENT

New York, New York

January 19, 2017

CANTOR FITZGERALD & CO.

499 Park Avenue

New York, NY 10022

As Representative of the

Several Underwriters named in Schedule I hereto

Re: Public Offering of Securities

Ladies and Gentlemen:

The undersigned, FinTech Acquisition Corp. II, a Delaware corporation (the “Company”), hereby confirms its agreement with Cantor Fitzgerald & Co. (“CF&CO”) and with the other underwriters named on Schedule I hereto, for which CF&CO is acting as representative (CF&CO, in its capacity as representative, is referred to herein as the “Representative”; the Representative and the other underwriters are collectively referred to as the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

1.1 Firm Securities.

1.1.1 Purchase of Firm Units. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, and the Underwriters agree to purchase, severally and not jointly, an aggregate of 15,300,000 units (“Firm Units”) of the Company, at a purchase price (net of discounts and commissions and the Deferred Underwriting Commission described in Section 1.3 below) of $9.30 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule I attached hereto and made a part hereof at a purchase price (net of discounts and commissions and the Deferred Underwriting Commission) of $9.30 per Firm Unit. The Firm Units are to be offered initially to the public (“Offering”) at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one share of common stock, $0.0001 par value, of the Company (“Common Stock”), and one-half of one warrant, each whole warrant exercisable to purchase one share of Common Stock (the “Warrant”). The Common Stock and the Warrants included in the Firm Units will trade separately on the 52nd day following the date of the Prospectus (as defined below), unless Representative informs the Company of its decision to allow earlier separate trading, and in no event will the Common Stock and the Warrants included in the Firm Units trade separately prior to the Business Day (as defined below) after (i) the Company has filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K that includes an audited balance sheet reflecting the Company’s receipt of the proceeds of the Offering and updated financial information with respect to any proceeds the Company receives from the exercise of the Over-allotment Option if such option is exercised prior to the filing of the Form 8-K, and (ii) the Company has issued a press release announcing when such separate trading will begin. Each Warrant entitles its holder to purchase one share of Common Stock for a price of $11.50 per full share, during the period commencing on the later of the 30th day following consummation by the Company of its Business Combination (as defined below) or twelve (12) months from the Closing Date (as defined below); provided, in each case, that an effective registration statement under the Act (as defined in Section 1.4.1 hereof) covering the Common Stock underlying the Warrants and a current prospectus in respect thereof are available. The Warrants will expire at 5:00 p.m., New York City time, on the five-year anniversary of the consummation by the Company of its initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), or earlier upon the Company’s failure to consummate a Business Combination within 24 months of the Closing Date, or redemption of the Common Stock or liquidation of the Company.

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1.1.2 Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the third (3rd) Business Day (as defined below) following the commencement of trading of the Units, or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Ellenoff Grossman & Schole LLP (“EGS”) or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units is called the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds, payable as follows: $142,290,000 of the proceeds received by the Company for the Firm Units shall be deposited in the trust account established by the Company for the benefit of the Public Stockholders (as defined below) and the Representative, as described in the Registration Statement (“Trust Account”) pursuant to the terms of an Investment Management Trust Account Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (“CST”). The Representative shall also deposit in the Trust Account an aggregate of $7,650,000 ($0.50 per Firm Unit), payable to the Representative as a Deferred Underwriting Commission, in accordance with Section 1.3 hereof. The remaining proceeds (less commissions and actual expense payments or other fees payable pursuant to this Agreement), if any, shall be paid (subject to Section 3.13 hereof) to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver any of the Firm Units except upon tender of payment by the Representative for all the Firm Units. As used herein, the term “Public Stockholders” means the holders of Common Stock sold as part of the Units in the Offering or acquired in the aftermarket, including any Company stockholder prior to the Offering to the extent they acquire such Common Stock in the aftermarket (and solely with respect to such Common Stock). “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

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1.2 Over-Allotment Option.

1.2.1 Option Units. The Underwriters are hereby granted, severally and not jointly, an option (the “Over-allotment Option”) to purchase up to an additional 2,295,000 units (the “Option Units”), the gross proceeds of which will be deposited in the Trust Account, solely for the purposes of covering any over-allotments, if any, in connection with the distribution and sale of the Firm Units. Such Option Units shall, at the Representative’s election, be purchased for each account of the several Underwriters in the same proportion as the number of Firm Units, set forth opposite such Underwriter’s name on Schedule I hereto, bears the total number of Firm Units (subject to adjustment by the Representative to eliminate fractions). Such Option Units shall be identical in all respects to the Firm Units. The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Common Stock and the Warrants included in the Units and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Public Securities.” No Option Units shall be sold or delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered. The purchase price to be paid for each Option Unit will be the same price per Firm Unit set forth in Section 1.1.1 hereof.

1.2.2 Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time or from time to time) or any part (from time to time) of the Option Units within 45 days after the effective date (“Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof) and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by the Representative to the Company. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company by the Representative, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which will not be later than five (5) full Business Days after the date of the notice or such other time and in such other manner as shall be agreed upon by the Company and the Representative, at the offices of EGS or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

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1.2.3 Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds or by certified or bank cashier’s checks(s) in New York Clearing House funds, payable as follows: $9.30 per Option Unit shall be deposited in the Trust Account pursuant to the Trust Agreement upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Representative) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The Representative shall also deposit an aggregate of $0.70 per Option Unit (up to $1,606,500), payable to the Representative as a Deferred Underwriting Commission, in accordance with Section 1.3 hereof, in the Trust Account. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests in writing not less than two full Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date. The Company shall not be obligated to sell or deliver the Option Units except upon tender of payment by the Representative for applicable Option Units.

1.3 Deferred Underwriting Commission. The Representative agrees that 5.0% of the gross proceeds from the sale of the Firm Units ($7,650,000) and 7.0% of the gross proceeds from the sale of the Option Units (up to $1,606,500) (collectively, the “Deferred Underwriting Commission”) will be deposited in and held in the Trust Account and payable directly from the Trust Account, without accrued interest, to the Representative upon consummation of the Company’s Business Combination. In the event that the Company is unable to consummate a Business Combination and CST, as the trustee of the Trust Account (in this context, the “Trustee”), commences liquidation of the Trust Account as provided in the Trust Agreement, the Representative, on behalf of itself and the other Underwriters, agrees that: (i) the several Underwriters shall forfeit any rights or claims to the Deferred Underwriting Commission; and (ii) the Deferred Underwriting Commission, together with all other amounts on deposit in the Trust Account, shall be distributed on a pro-rata basis among the Public Stockholders.

1.4 Private Placements.

1.4.1 The Company issued to Daniel G. Cohen (“Cohen”), Betsy Z. Cohen, DGC Family FinTech Trust, Swarthmore Trust of 2016, Jeremy Kuiper, III, Shami Patel and FinTech Investor Holdings II, LLC (the “Insider Stockholders”), for an aggregate consideration of $28,310.79, an aggregate of 6,000,000 shares of Common Stock (the “Insider Shares”) (up to 760,000 of which are subject to forfeiture to the extent the Over-allotment Option is not exercised in full) in private placements (collectively, the “Insider Private Placement”) exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”). No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Insider Private Placement. Other than in a Permitted Transfer (as defined below), none of the Insider Shares may be sold, assigned or transferred by the Insider Stockholders until the earlier of: (i) with respect to 20% of the Insider Shares, the consummation of the Business Combination, (ii) with respect to 20% of the Insider Shares, such time when the closing price of the Common Stock exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iii) with respect to 20% of the Insider Shares, such time when the closing price of the Common Stock exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iv) with respect to 20% of the Insider Shares, such time when the closing price of the Common Stock exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, and (v) with respect to the remaining 20% of the Insider Shares, such time when the closing price of the Common Stock exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, or earlier in any case, if, subsequent to the Business Combination, the Company engages in a transaction (i) involving a consolidation, merger or other similar transaction resulting in a change in the majority of the Company’s board of directors or management team, and in which the Company is the surviving entity or, (ii) resulting in the Company’s stockholders having the right to exchange their shares for cash or other securities. Notwithstanding the foregoing, the Insider Stockholders may transfer, assign or sell their Insider Shares with the Company’s consent, in connection with the consummation of the Business Combination, to any person or entity that agrees in writing to be bound by the transfer restrictions set forth in the prior sentence. The Insider Stockholders shall have no right to any liquidation distributions with respect to any portion of the Insider Shares in the event the Company fails to consummate a Business Combination. The Insider Stockholders shall not have redemption rights with respect to the Insider Shares. To the extent that the Over-allotment Option is not exercised by the Underwriters in full or in part, up to 760,000 of the Insider Shares shall be subject to forfeiture by the Insider Stockholders. The Insider Stockholders will be required to forfeit only such number of Insider Shares such that the Insider Shares will comprise 25% of the issued and outstanding shares of the Company after giving effect to the Offering and exercise, if any, of the Underwriters’ Over-allotment Option (and after giving effect to the purchase of the Placement Units (as defined below).

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1.4.2 Simultaneously with the Closing Date, FinTech Investor Holdings II, LLC (the “Sponsor”) and CF&CO will consummate the purchase from the Company pursuant to the Subscription Agreements (as defined in Section 2.22.2 hereof), an aggregate of 420,000 units (the “Placement Units”) (390,000 Placement Units by the Sponsor and 30,000 Placement Units by CF&CO) at a purchase price of $10.00 per Placement Unit in a private placement intended to be exempt from registration under the Act pursuant to Section 4(a)(2) of the Act. The private placement of the Placement Units is referred to herein as the “Unit Private Placement.” The warrants included in the Placement Units are referred to herein as the “Placement Warrants.” The Placement Units, the shares of Common Stock and Placement Warrants included in the Placement Units, and the shares of Common Stock issuable upon exercise of the Placement Warrants, are hereinafter referred to collectively as the “Placement Securities.” No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Placement Units sold in the Unit Private Placement. The Placement Units are identical to the Firm Units except that (i) the Placement Units are subject to certain transfer restrictions, as described in Section 2.22.3 below, (ii) the Placement Units will not be subject to any redemption rights or any rights to distributions from the Trust Account (a) in connection with the consummation of a Business Combination, (b) if the Company fails to consummate a Business Combination within 24 months from the completion of the public offering or (c) upon liquidation prior to, or upon the expiration of, the 24 month period and (iii) the Placement Warrants may be exercised on a cashless basis so long as they are held by the Sponsor, CF&CO or their permitted transferees. Other than in a Permitted Transfer (as defined below), none of the Placement Securities may be sold, assigned or transferred by the Insider Stockholders or CF&CO until 30 days after consummation of a Business Combination. The Public Securities, the Placement Securities and the Insider Shares are hereinafter referred to collectively as the “Securities.”

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1.5 Interest on Trust Account.

Prior to the Company’s consummation of a Business Combination or the Company’s liquidation, all interest earned on the Trust Account may be released (i) to the Company to pay any taxes incurred by the Company, and (ii) to the Company, from time to time, to fund up to $500,000 of its working capital and general corporate requirements and up to $100,000 of its liquidation expenses, if any, as more fully described in the Prospectus.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Act. The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form S-1 (File No. 333-215305), including any related preliminary prospectus (“Preliminary Prospectus”) and including any prospectus that is included in the Registration Statement immediately prior to the effectiveness of the Registration Statement, for the registration of the Units under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations, filed by the Company with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Time of Sale,” as used in the Act, means 5:00 p.m. New York City time, on the date of this Agreement. Prior to the Time of Sale, the Company prepared a Preliminary Prospectus, which was included in the Registration Statement filed on January 13, 2017, for distribution by the Underwriters (such Preliminary Prospectus used most recently prior to the Time of Sale, the “Sale Preliminary Prospectus”). If the Company has filed, or is required pursuant to the terms hereof to file, a Registration Statement pursuant to Rule 462(b) under the Act registering additional securities of any type or an amendment to a Registration Statement (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, together with any correspondence between the Company and/or counsel for the Company and the Commission, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered for public sale under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered for public sale under the Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on, or prior to, the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative determines that at the Time of Sale, the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company and the Representative have agreed to provide an opportunity to purchasers of the Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

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2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission a Registration Statement on Form 8-A (File Number 001-37986) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Common Stock and the Warrants. The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof and the Units, the Common Stock and the Warrants have been registered pursuant to Section 12(b) of the Exchange Act.

2.1.3 No Stop Orders, Etc. Neither the Commission nor, to the Company’s knowledge, any federal, state or other regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or Prospectus or any part thereof, or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.2 Disclosures in Registration Statement.

2.2.1 10b-5 Representation. At the time of effectiveness of the Registration Statement (or at the time any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. The Registration Statement, as of the effective date, did not, and the amendments and supplements thereto, as of their respective dates, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, not misleading. The Prospectus, as of its date and the Closing Date or the Option Closing Date, as the case may be, did not, and the amendments and supplements thereto, as of their respective dates, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Sale Preliminary Prospectus, as of the Time of Sale (or such subsequent Time of Sale pursuant to Section 2.1.1), did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus or the Sale Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or the Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.2.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names of the several Underwriters, the information with respect to dealers’ concessions and reallowances contained in the section entitled “Underwriting – Pricing of Securities,” and the identity of counsel to the Underwriters contained in the section entitled “Legal Matters” (such information, collectively, the “Underwriters’ Information”).

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2.2.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement or attached as an exhibit thereto, Sale Preliminary Prospectus or the Prospectus, or (ii) that is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, the performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

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2.2.3 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.2.4 Regulations. The disclosures in the Registration Statement and the Sale Preliminary Prospectus and Prospectus concerning the effects of federal, foreign, state and local regulation on the Company’s business as currently contemplated, if any, are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

2.3 Changes After Dates in Registration Statement.

2.3.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement or as described in the Registration Statement or Prospectus, (iii) no member of the Company’s board of directors (the “Board of Directors”) or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Board of Directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.3.2 Recent Securities Transactions. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

2.4 Independent Accountants. To the Company’s knowledge, WithumSmith+Brown, PC (“Withum”), whose report is filed with the Commission as part of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations. To the Company’s knowledge, as of the date of this Agreement, Withum is registered with the Public Company Accounting Oversight Board (“PCAOB”). Withum has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

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2.5 Financial Statements; Statistical Data.

2.5.1 Financial Statements. The financial statements, including the notes thereto and supporting schedules (if any) included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information required to be stated therein in conformity with the Regulations. To the Company’s knowledge, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X or Form S-1 that have not been included as required.

2.5.2 Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data materially agree with the sources from which they are derived.

2.6 Authorized Capital; Options. The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Common Stock or any security convertible into Common Stock, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities.

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2.7 Valid Issuance of Securities.

2.7.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement or the Subscription Agreements (as defined in Section 2.22.2 below) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized and outstanding Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. All offers and sales and any transfers of the outstanding securities of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

2.7.2 Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The form of certificates for the Public Securities conforms to the corporate law of the jurisdiction of the Company’s incorporation. The Public Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be. When paid for and issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and upon payment thereof, and when issued in accordance with the terms thereof, such shares of Common Stock will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

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2.7.3 Placement Securities and Placement Warrants. The Placement Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with the terms of the Subscription Agreements, will be validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Placement Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Placement Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be. The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.7.4 No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be or may be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.8 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.9 Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement (as defined in Section 2.21 hereof), the Trust Agreement, the Registration Rights Agreement (as defined in Section 2.22.4) and the Subscription Agreements (as defined in Section 2.22.2 hereof) have been duly and validly authorized by the Company and, when executed and delivered by the parties thereto, will constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.10 No Conflicts, Etc. The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Registration Rights Agreement and the Subscription Agreements, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, obligation, condition, covenant or instrument to which the Company is a party or legally bound or to which its property is subject except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation and Bylaws, as amended, of the Company; or (iii) violate any existing applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties, business or assets constituted as of the date hereof.

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2.11 No Defaults; Violations. No default or violation exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Amended and Restated Certificate of Incorporation and Bylaws, as amended, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.12 Corporate Power; Licenses; Consents.

2.12.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with its formation and in furtherance of this Offering.

2.12.2 Transactions Contemplated Herein. The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Trust Agreement, the Registration Rights Agreement and the Subscription Agreements and as contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except with respect to applicable foreign, federal and state securities laws and the rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”).

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2.12.3 Jurisdiction and Designation. The Company has the power to submit, and pursuant to Section 10.7 of this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan.

2.13 D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s officers, directors, and beneficial holders of greater than 5% of the outstanding Common Stock (collectively, “Insiders”) and provided to the Representative, as such Questionnaires may have been updated from time to time, and the biographies of the directors and officers contained in the Registration Statement, Sale Preliminary Prospectus and the Prospectus are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate, incorrect or incomplete.

2.14 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending, or to the Company’s knowledge, threatened against or involving the Company or any Insider or any stockholder or member of an Insider that has not been disclosed, that is required to be disclosed, in the Registration Statement, the Sale Preliminary Prospectus, the Prospectus or the Questionnaires.

2.15 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company (a “Material Adverse Effect”).

2.16 No Contemplation of a Business Combination. Prior to the date hereof, no Company Affiliate (as defined in Section 2.17.3) has, and as of the Closing Date, the Company and such Company Affiliates will not have: (a) had any specific Business Combination under consideration or contemplation; (b) directly or indirectly, contacted any potential operating assets, business or businesses with which the Company may seek to consummate a Business Combination (each, a “Target Business”) or any owner, officer, director, manager, agent or representative thereof or had any substantive discussions, formal or otherwise, with respect to effecting any potential Business Combination with the Company or taken any measure, directly or indirectly to locate a Target Business; or (c) engaged or retained any agent or other representative to identify or locate any Target Business for the Company.

2.17 Transactions Affecting Disclosure to FINRA.

2.17.1 Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any Insider that may affect the Underwriters’ compensation, as determined by FINRA.

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2.17.2 Payments Within 180 Days. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period prior to the initial filing date of the Registration Statement, other than the prior payments to the Representative described in the Registration Statement and the Prospectus and payment to the Underwriters as provided hereunder in connection with the Offering.

2.17.3 FINRA Affiliation. Except as disclosed in the Questionnaires provided to the Representative, to the Company’s knowledge, no officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Representative and EGS if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock) (any such individual or entity, a “Company Affiliate”) is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

2.17.4 Except as disclosed in the Questionnaires provided to the Representative, to the Company’s knowledge, no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market).

2.17.5 To the Company’s knowledge, no Company Affiliate has made a subordinated loan to any member of FINRA.

2.17.6 No proceeds from the sale of the Public Securities (excluding underwriting compensation) or the Placement Units, will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

2.17.7 The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.17.8 To the Company’s knowledge, other than the Sponsor, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

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2.17.9 To the Company’s knowledge, no FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

2.17.10 Except with respect to the Representative in connection with the Offering, and except for certain agreements and arrangements with the Sponsor, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential underwriters in the Offering and/or any related persons.

2.18 Taxes.

2.18.1 There are no transfer taxes or other similar fees or charges under Delaware law, U.S. federal law or the laws of any U.S. state or any political subdivision of Delaware or the United States, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Public Securities.

2.18.2 The Company has filed all non-U.S., U.S. federal, state and local tax returns required to be filed with taxing authorities prior to the date hereof in a timely manner or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes shown as due on such returns that were filed and has paid all taxes imposed on it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable. The Company has made appropriate provisions in the applicable financial statements referred to in Section 2.5.1 above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined.

2.18.3 Except for any income or franchise taxes imposed on the Underwriters by Delaware or the United States or any political subdivision or taxing authority thereof or therein as a result of any present or former connection between the Underwriters and the jurisdiction imposing such tax, no value added tax will have to be charged by the Company and no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Delaware or the United States or any political subdivision or taxing authority thereof or therein, in connection with (i) the issuance and authentication of the Securities; (ii) the sale of the Securities to the Underwriters in the manner contemplated herein; or (iii) the resale and delivery of such Securities by the Underwriters in the manner contemplated in the Sale Preliminary Prospectus and the Prospectus.

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2.19 Foreign Corrupt Practices Act; Anti-Money Laundering; Patriot Act

2.19.1 Foreign Corrupt Practices Act. Neither the Company nor to the Company’s knowledge any of the Insiders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect, or (iii) if not continued in the future, might adversely affect the assets, business or operations of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.19.2 Currency and Foreign Transactions Reporting Act. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar money laundering statutes, rules, regulations or guidelines, issued, administered or enforced by any Federal governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.19.3 Bank Secrecy Act; Patriot Act. Neither the Company nor to the Company’s knowledge, any Company Affiliate has violated: (i) the Bank Secrecy Act, as amended, or (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.20 Officers’ Certificate. Any certificate signed by any duly authorized officer or officers of the Company in connection with the Offering and delivered to the Representative or to EGS shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.21 Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants and Placement Warrants with CST substantially in the form filed as an exhibit to the Registration Statement (“Warrant Agreement”).

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2.22 Agreements With Insiders.

2.22.1 Insider Letters. The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought), a form of which is annexed as an exhibit to the Registration Statement (the “Insider Letters”), pursuant to which each of the Insiders of the Company and CF&CO agrees to certain matters, including certain restrictions on the transfer of the Insider Shares and Placement Units, as applicable.

2.22.2 Subscription Agreements. The Sponsor and CF&CO have each executed and delivered subscription agreements, the form of which is annexed as an exhibit to the Registration Statement (the “Subscription Agreements”), pursuant to which the Sponsor and the Representative will, among other things, on the Closing Date, purchase and deliver the purchase price for an aggregate of 420,000 Placement Units (390,000 Placement Units by the Sponsor and 30,000 Placement Units by CF&CO), in the Unit Private Placement. Pursuant to the Subscription Agreements, (i) each of the Sponsor and Representative has waived any and all rights and claims they may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Placement Securities, (ii) at least $3,400,000 of the $3,900,000 of the proceeds from the sale of the Placement Units to the Sponsor will be deposited into the Trust Account on or prior to the Effective Date, with the balance to be deposited into the Trust Account on or prior to the Closing Date, and (iii) $300,000 of the proceeds from the sale of the Placement Units to CF&CO will be deposited into the Trust Account on the Closing Date.

2.22.3 Transfer Restrictions. Pursuant to the Insider Letters, none of the Insider Shares may be sold, assigned or transferred by the Insider Stockholders until the earlier of (i) with respect to 20% of the Insider Shares, upon the consummation of the Business Combination, and (ii) with respect to 20% of the Insider Shares, at such time when the closing price of the Common Stock exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iii) with respect to 20% of the Insider Shares, at such time when the closing price of the Common Stock exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iv) with respect to 20% of the Insider Shares, at such time when the closing price of the Common Stock exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, and (v) with respect to the remaining 20% of the Insider Shares, at such time when the closing price of the Common Stock exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination; provided, however, that the Insider Stockholders shall be permitted to make Permitted Transfers. Notwithstanding the foregoing, the Insider Stockholders or CF&CO may transfer, assign or sell their Insider Shares or Placement Securities, as applicable, with the Company’s consent, in connection with the consummation of the Business Combination, to any person or entity that agrees in writing to be bound by the transfer restrictions set forth in the prior sentence. As used herein, “Permitted Transfers” means any transfer pursuant to the preceding sentence or: (a) to the Company’s officers, directors, Insider Stockholders, CF&CO or CF&CO’s officers, directors, equityholders (direct or indirect) or other affiliates, (b) to an affiliate or immediate family member of any of the Company’s officers, directors, Insider Stockholders or CF&CO’s officers, directors, equityholders (direct or indirect), (c) to any member, officer or director of the Sponsor, or any immediate family member, partner, affiliate or employee of a member of the Sponsor, (d) by gift to any permitted transferee under any of the immediately preceding subsections (a) through (c), a trust, the beneficiary of which is a permitted transferee under any of the immediately preceding subsections (a) through (c), or a charitable organization, (e) by virtue of the law of descent and distribution upon death of any of the Company’s officers, directors or Insider Stockholders, members of the Sponsor or CF&CO’s officers, directors, equityholders (direct or indirect) or other affiliates, (f) pursuant to a qualified domestic relations order, (g) in the event of the Company’s liquidation prior to the consummation of its initial Business Combination, (h) by virtue of the laws of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor, (i) in the event of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company’s consummation of its initial Business Combination or (j) in the event of a consolidation, merger or other similar transaction subsequent to the initial Business Combination in which the Company is the surviving entity that results in the directors and officers of the Company ceasing to comprise a majority of the Board of Directors (in case of directors) or management (in case of officers) of the surviving entity. The Insider Letters are enforceable against the Insider Stockholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, an agreement or instrument to which any of the Insider Stockholders are a party.

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2.22.4 Registration Rights Agreement. The Company, the Insider Stockholders, the Sponsor and CF&CO have entered into a Registration Rights Agreement (“Registration Rights Agreement”) substantially in the form annexed as an exhibit to the Registration Statement, whereby such parties will be entitled to certain registration rights with respect to the securities they hold or may hold.

2.22.5 Loans. The Sponsor has made loans to the Company in the aggregate amount of $231,846 as of the date hereof (the “Sponsor Loans”). The Sponsor Loans do not bear any interest and are repayable by the Company on the earlier of the completion of the Offering or June 30, 2017.

2.23 Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Unit Private Placement substantially in the form annexed as an exhibit to the Registration Statement, pursuant to which the funds held in the Trust Account may be released under limited circumstances.

2.24 No Existing Non-Competition Agreements. To the Company’s knowledge, after reasonable inquiry, no Insider is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an employee, officer and/or director of the Company, except as disclosed in the Registration Statement. To the Company’s knowledge, after reasonable inquiry, no officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect each respective director’s or officer’s ability to be and act in the capacity of a director or officer of the Company, except as disclosed in the Registration Statement.

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2.25 Investments. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act) or money market funds meeting certain conditions under Rule 2a-7 of the Investment Company Act.

2.26 Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Sale Preliminary Prospectus and Prospectus will not be required, to register as an “investment company” under the Investment Company Act.

2.27 Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.28 Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.29 No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.30 Sarbanes-Oxley. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules or regulations promulgated by any governmental or self-regulatory entity or agency, that are applicable to it as of the date hereof.

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2.31 Distribution of Offering Material by the Company. Other than certain oral and written communications with potential investors made in reliance on Section 5(d) of the Act (“Testing-the-Waters Communications”) and that have been consented to by the Representative, the Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Sale Preliminary Prospectus and the Prospectus, in each case as supplemented and amended. In addition, the Company has neither (a) engaged in any Testing-the-Waters Communications nor (b) authorized anyone to engage in Testing-the-Waters Communications, in each case without the prior consent of the Representative.

2.32 NASDAQ. The Public Securities have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the NASDAQ Capital Market, and the Company knows of no reason or set of facts that is likely to adversely affect such authorization.

2.33 Board of Directors. As of the Effective Date, the Board of Directors of the Company will be comprised of the persons set forth under the heading of the Sale Preliminary Prospectus and the Prospectus captioned “Management.” As of the Effective Date, the qualifications of the persons serving as board members and the overall composition of the board will comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the NASDAQ Capital Market that are, in each case, applicable to the Company. As of the Effective Date, the Company will have an Audit Committee that satisfies the applicable requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the NASDAQ Capital Market.

2.34 Emerging Growth Company. From its formation through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

2.35 No Disqualification Events. Neither the Company, nor any of its predecessors or any affiliated issuer, nor any director, executive officer, or other officer of the Company participating in the Offering, nor any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Representative a copy of any disclosures provided thereunder.

2.36 Other Covered Persons. The Company is not aware of any person (other than any Company Covered Person or Underwriter) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

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2.37 Notice of Disqualification Events. The Company will notify the Representative in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus proposed to be filed after the Effective Date and the Company shall not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2 Federal Securities Laws.

3.2.1 Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Sale Preliminary Prospectus and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2 Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3 Exchange Act Registration. The Company will use its best efforts to maintain the registration of the Public Securities under the provisions of the Exchange Act (except in connection with a going-private transaction) for a period of five years from the Effective Date, or until the Company is required to be liquidated or is acquired, if earlier, or, in the case of the Warrants, until the Warrants expire and are no longer exercisable. The Company will not deregister the Public Securities under the Exchange Act without the prior written consent of the Representative.

3.2.4 Exchange Act Filings. From the Effective Date until the earlier of the Company’s initial Business Combination, or its liquidation and dissolution, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act.

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3.2.5 Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self-regulatory entity or agency with jurisdiction over the Company.

3.3 Free-Writing Prospectus. The Company represents and agrees that it has not made and will not make any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, without the prior consent of the Representative. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied with and will comply with the applicable requirements of Rule 433 of the Act, including timely Commission filing where required, legending and record keeping. The Company will not authorize anyone to engage in Testing-the-Waters Communications, without the prior written consent of the Representative.

3.4 Emerging Growth Company Status. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the earlier of 24 months after the Offering (the “Termination Date” or, if the Company extends the period during which it may enter into a Business Combination, the “Extended Termination Date”) or the liquidation of the Trust Account if a Business Combination is not consummated by the Termination Date or Extended Termination Date, as applicable.

3.5 Delivery to Underwriters of Prospectuses. The Company will deliver to each of the Underwriters, without charge and from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus and the Prospectus as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Representative, upon its request, two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.

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3.6 Effectiveness and Events Requiring Notice to the Representative. The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.5 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, and in light of the circumstances under which they were made, not misleading. If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.7 Affiliated Transactions.

3.7.1 Business Combinations. The Company will not consummate a Business Combination with any entity that is affiliated with any Insider unless (i) the Company obtains an opinion from an independent investment banking firm that is a member of FINRA or another independent entity reasonably acceptable to the Representative with respect to fair market value and that the Business Combination is fair to the Company’s stockholders from a financial perspective and (ii) such transaction is approved by a majority of the Company’s disinterested independent directors. No Insider or any affiliate of an Insider shall receive any fees of any type (other than repayment of the Sponsor Loans and reimbursement of ordinary and customary expenses incurred on behalf of the Company) in connection with any Business Combination.

3.7.2 Compensation to Insiders. Except as set forth in this Section 3.7 or as otherwise disclosed in the Prospectus, the Company shall not pay any of the Insiders or any of their affiliates any fees or compensation for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Insiders shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

3.8 Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, if requested by the Representative, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a commercially reasonable term to be agreed on by the Company and the Representative; provided, however, that the Company shall not be required to retain any public relations firm(s) to the extent the aggregate fees and expenses payable to such firm(s) exceeds $25,000.

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3.9 Reports to the Representative. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representative and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs that was released by the Company, (iii) a copy of each current Report on Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, (iv) two (2) copies of each registration statement filed by the Company with the Commission under the Act, and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section.

3.10 Transfer Agent. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated (or the Warrants expire), the Company shall retain a transfer agent and warrant agent acceptable to the Representative.

3.11 Disqualification of S-1. Until the earlier of seven years from the date hereof or until the Warrants have either expired and are no longer exercisable or have all been exercised, the Company will not take any action or actions that prevent or disqualify the Company’s use of Form S-1 or S-3 (or other appropriate form) for the registration of the Common Stock issuable upon exercise of the Warrants under the Act.

3.12 Payment of Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all Company expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to (i) the Company’s legal and accounting fees and disbursements, (ii) the preparation, printing, filing, mailing and delivery (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Sale Prospectus and the Prospectus, including any pre or post effective amendments or supplements thereto, and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be reasonably required by the Underwriters, (iii) fees incurred in connection with conducting background checks of the Company’s management team, up to $2,500 per person, (iv) the preparation, printing, engraving, issuance and delivery of the Units, the Common Stock and the Warrants included in the Units, including any transfer or other taxes payable thereon, (v) filing fees and expenses (including legal fees of the Representative) incurred in registering the Offering with FINRA, (vi) fees, costs and expenses incurred in listing the Securities on the NASDAQ Capital Market or such other stock exchanges as the Company and the Representative together determine, (vii) all fees and disbursements of the transfer and warrant agent, (viii) all of the Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Representative and any presentations made available by way of a netroadshow, including, without limitation, trips for the Company’s management to meet with prospective investors, all travel, food and lodging expenses associated with such trips incurred by the Company or such management, (ix) the preparation, binding and delivery of bound transaction “bibles,” in quantities and form and style reasonably satisfactory to the Representative and Lucite cube mementos in such quantities as the Representative may reasonably request, and (x) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.12. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the provisions of Section 9.3 hereof shall apply.

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3.13 Application of Net Proceeds. The Company will apply the net proceeds from the Offering and Unit Private Placement received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.14 Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.15 Notice to FINRA.

3.15.1 Notice to FINRA. For a period of 90 days after the Effective Date, in the event any person or entity is engaged, in writing, to assist the Company in its search for a Target Business (as defined below) or to provide any other services in connection therewith, the Company will provide the following to FINRA and the Representative prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Offering, as such term is defined in Rule 5110 of the FINRA Manual. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the tender offer documents or proxy statement which the Company will file with the Commission in connection with the Business Combination.

3.15.2 FINRA. The Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Public Securities in the Offering.

3.15.3 Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

3.16 Stabilization. Neither the Company, nor to its knowledge any of its employees, directors or stockholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

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3.17 Existing Lock-Up Agreement. The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Securities in connection with the Offering, except as consented to in writing by the Representative. In addition, the Company will direct the Transfer Agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements.

3.18 Deferred Underwriting Commission. Upon the consummation of a Business Combination, the Company agrees that it will cause the Trustee to pay the Deferred Underwriting Commission directly from the Trust Account to the Representative, in accordance with Section 1.3.

3.19 Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.20 Accountants. Until the earlier of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Withum or another independent registered public accounting firm reasonably acceptable to the Representative.

3.21 Form 8-K. The Company has retained its independent registered public accounting firm to audit the balance sheet of the Company as of the Closing Date (the “Audited Balance Sheet”) reflecting the receipt by the Company of the proceeds of the Offering and the Unit Private Placement. Within four (4) Business Days after the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission, which Report shall contain the Audited Balance Sheet. Promptly after each Option Closing Date, if the Over-allotment Option is exercised after the Closing Date, the Company shall file with the Commission a Current Report on Form 8-K or an amendment to the Form 8-K, to provide updated financial information to reflect the exercise of such option.

3.22 Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been effected, except where failure to do so would not individually or in the aggregate, have a Material Adverse Effect.

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3.23 Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it shall not be engaged in a business of investing, reinvesting, owning, holding or trading securities, if engaging in such a business would subject the Company to the Investment Company Act.

3.24 Amendments to Amended and Restated Certificate of Incorporation. The Company covenants and agrees, that prior to its initial Business Combination it will not seek to amend or modify any terms under its Amended and Restated Certificate of Incorporation that pertain to the Business Combination including, but not limited to Article 9 of its Amended and Restated Certificate of Incorporation, except as permitted by the terms of the Amended and Restated Certificate of Incorporation.

3.25 Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity, without the Representative’s prior written consent (not to be unreasonably withheld), for a period of twenty-five (25) days after the Closing Date. Notwithstanding, in no event shall the Company be prohibited from issuing any press releases or engaging in any other publicity required by law.

3.26 Insurance. The Company will maintain directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Act, the Exchange Act, the Regulations and any applicable foreign securities laws).

3.27 Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representative, at the Company’s expense, promptly, but in no event later than two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

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3.28 Future Financings. The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to or in connection with the consummation of a Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Account.

3.29 Unit Private Placement Proceeds. On or prior to the Effective Date, the Company shall have deposited, or shall have caused to be deposited, at least $3,400,000 of the proceeds from the Unit Private Placement to the Sponsor into the Trust Account and shall provide the Representative with evidence of the same. The Unit Private Placement shall be consummated on the Closing Date.

3.30 Amendments to Agreements. The Company shall not, without the prior written consent of the Representative, which shall not be unreasonably withheld or delayed, amend, modify or otherwise change the Warrant Agreement, Trust Agreement, Registration Rights Agreement, Subscription Agreements or Insider Letters except for any amendment to (a) conform any such agreement to the terms described in the Registration Statement or Prospectus, including any amendment or supplement thereto, (b) add to the representations, duties or obligations of the Company, or to surrender any right granted to the Company for the benefit of the other parties thereto, or (c) correct any clerical mistake or correct any printing, stenographic or clerical errors, or omissions; provided, however, that any such amendment or modification that adversely affects the rights of the Public Stockholders shall require the written consent of the Representative, which consent shall be in the sole discretion of the Representative.

3.31 NASDAQ. Until the consummation of a Business Combination, the Company will use its best efforts to maintain the listing of the Public Securities on the NASDAQ Capital Market or a national securities exchange acceptable to the Representative.

3.32 Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants and Placement Warrants outstanding from time to time.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of EGS.

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4.1.2 FINRA Clearance. By the Effective Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by the Underwriters pursuant to Section 3.5 hereof shall have been issued on either of the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, shall be contemplated.

4.1.4 No Commission Stop Order. At the Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

4.1.5 NASDAQ. The Securities shall have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance and evidence of satisfactory distribution, satisfactory evidence of which shall have been provided to the Representative.

4.2 Company Counsel Matters.

4.2.1 Closing Date and Option Closing Date Opinions of Counsel. On the Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinion and negative assurance statement of Ledgewood, P.C. (“Ledgewood”), dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Representative as representative for the several Underwriters and in form and substance satisfactory to the Representative and EGS.

4.2.2 Reliance. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested. The opinions of counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

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4.3 Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a letter, addressed to the Representative as representative for the several Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representative and to EGS from Withum dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

i.	Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, Preliminary Prospectus, Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

ii.	Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

iii.	Stating that, on the basis of their review, which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and Board of Directors and the various committees of the Board of Directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the August 25, 2016 balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from August 25, 2016 to a specified date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;

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iv.	Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

v.	If applicable, stating that they have brought to the attention of the Company’s management a reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

vi.	Statements as to such other matters incident to the transaction contemplated hereby as the Representative or EGS may reasonably request.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board, the Chief Executive Officer or the Chief Financial Officer and the Secretary or Assistant Secretary of the Company (in their capacities as such), dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company (in their capacities as such) as the Representative may reasonably request.

4.4.2 Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying (i) that the Amended and Restated Certificate of Incorporation and Bylaws of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission, and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

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4.5 No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus, (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal, foreign or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Sale Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6 Delivery of Agreements. On the Effective Date, the Company shall have delivered to the Representative executed copies of the Trust Agreement, the Subscription Agreements, the Registration Rights Agreements, the Warrant Agreement and the Insider Letters.

4.7 Private Placements. On the Closing Date, the Insider Private Placement and the Unit Private Placement shall have been completed in accordance with Sections 1.4, 2.22 and 3.29 of this Agreement.

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5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters and their affiliates, and each dealer selected by the Underwriters that participates in the offer and sale of the Securities (each a “Selected Dealer”) and each of their respective directors, officers, partners and employees and each person, if any, who controls within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (“Controlling Person”) any such Underwriter, against any and all loss, liability, claim, damage and expense whatsoever as incurred to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus (as from time to time each may be amended and supplemented, including, but not limited to any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any foreign or state securities commission or agency, the NYSE, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTCBB or (iv) any post-effective amendments to the Registration Statement or Prospectus or new Registration Statement or Prospectus filed by the Company with the Commission, any state securities commission or agency, OTCBB or any securities exchange, or the omission or alleged omission from the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus or subsequent filing by the Company under clause (iv) of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its affiliates, each Selected Dealer and each of their respective directors, officers, partners and employees and each Controlling Person, if any, for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are incurred by such Underwriter, its affiliates, such Selected Dealer or each of their respective directors, officers, partners and employees or such Controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim damage, liability, expense or action, whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expenses to the extent, but only to the extent, arising out of or based upon (x) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or the jurisdictions listed in the section entitled “Notices to Non-U.S. Investors” in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereof, as the case may be; (y) the use of the Sale Preliminary Prospectus or Prospectus in violation of any stop order or other notice received by any Underwriter indicating the then current Prospectus is not to be used in connection with the sale of any Securities or (z) an Underwriter otherwise failing in its prospectus delivery obligations. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Securities or in connection with the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The indemnity agreement set forth in this Section 5.1 shall be in addition to any liabilities that the Company may otherwise have.

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5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each Controlling Person of the Company, if any, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any such application, and to reimburse the Company or any such director, officer or Controlling Person, if any, for any and all expenses as such expenses are reasonably incurred, in connection with investigating, defending, settling, compromising or paying any such loss, claim damage, liability, expense or action; provided, however, that the obligation of each Underwriter to indemnify the Company (including any director, officer or Controlling Person thereof), shall be limited to the amount of the commissions actually received by such Underwriter in connection with the Securities underwritten by it. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, the Preliminary Prospectus including the Sale Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, shall consist solely of the Underwriters’ Information. The indemnity agreement set forth in this Section 5.2 shall be in addition to any liabilities that each Underwriter may otherwise have.

5.3 Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph 5.1 or 5.2 above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph 5.1 or 5.2 above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, (a) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (b) the indemnifying party agrees to such separate representation at its own expense, then in each case, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the provisions of the preceding sentence reasonably approved by the indemnifying party (or by the Representative in the case of Section 5.2), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

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5.4 Settlements. The indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld, delayed or conditioned unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 5.3 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional written release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

5.5 Contribution.

5.5.1 Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect the relative fault of the Company and the Underwriters in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information furnished by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 5.5.1, no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting commissions actually received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. For purposes of this Section, each director, officer, partner and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

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5.5.2 Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“Contributing Party”), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute pursuant to this Section 5.5 are several and not joint.

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Units or Option Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the Over-Allotment Option is exercised, and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Units or Option Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, the Representative may, in its discretion, arrange for the Representative or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein. If within one (1) Business Day after such default relating to more than 10% of the Firm Units or Option Units the Representative does not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units or Option Units on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement will be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.12, 5 and 9.3 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Closing Date. In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement or the Prospectus, as the case may be, that in the opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Public Securities.

7. Additional Covenants.

7.1 Additional Shares or Options. The Company hereby agrees that until the consummation of a Business Combination, other than in connection with a Business Combination, it shall not issue any shares of Common Stock or any options or other securities convertible into Common Stock, or any shares of preferred stock or other securities of the Company which participate in any manner in the Trust Account or which vote as a class with the Common Stock on a proposed Business Combination.

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7.2 Trust Account Waiver Acknowledgments. The Company hereby agrees that it will use its reasonable best efforts prior to commencing its due diligence investigation of any prospective Target Business or prior to obtaining the services of any vendor, to have such Target Business or vendor acknowledge in writing whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledge the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus, and understands that the Company has established the Trust Account, initially in an amount of $153,000,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Stockholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Stockholders in the event they elect to redeem their IPO Shares (as defined below) in connection with the consummation of a Business Combination, (ii) to the Public Stockholders if the Company liquidates or fails to consummate a Business Combination within 24 months from the Closing Date, or (iii) to the Company after or concurrently with the consummation of a Business Combination and (b) for and in consideration of the Company (i) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (ii) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibits A and B respectively. The Company may forego obtaining such waivers only if the Company shall have received the approval of its Chief Executive Officer and the approving vote or written consent of at least a majority of its Board of Directors. The term “IPO Shares” means the Common Stock contained in the Public Securities.

7.3 Insider Letters.

7.3.1 The Company shall not take any action or omit to take any action that would cause a breach of the Insider Letters and will not allow any amendments to, or waivers of, the Insider Letters without the prior written consent of the Representative.

7.3.2 The Company shall cause each of the Insiders in the Insider Letters to agree (i) that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Insiders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Insiders cease to be an officer or director of the Company, subject to any pre-existing fiduciary or contractual obligations the Insiders might have and (ii) to certain other matters, including but not limited to, the voting of Common Stock held by them and certain matters described as being agreed to by them under the “Proposed Business” section of the Registration Statement, the Sale Preliminary Prospectus and Prospectus.

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7.4 Amended and Restated Certificate of Incorporation and Bylaws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Amended and Restated Certificate of Incorporation and Bylaws.

7.5 Acquisition/Liquidation Procedure. The Company agrees that it will comply with its Amended and Restated Certificate of Incorporation and Bylaws, as amended, in connection with the consummation of a Business Combination or the failure to consummate a Business Combination within 24 months from the Closing Date. The Company agrees that it will not propose any amendment to such Amended and Restated Certificate of Incorporation and Bylaws, as amended, that would affect the substance or timing of the Company’s obligations as described in Article 9 of the Amended and Restated Certificate of Incorporation and Bylaws with respect to the redemption rights of Public Stockholders.

7.6 Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.7 Tender Offer Documents, Proxy Materials and Other Information. The Company shall provide to the Representative or its counsel (if so instructed by the Representative) with 10 copies of all tender offer documents or proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been provided to the Representative pursuant to this Section. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

7.8 Emerging Growth Company Status. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) the 180th day following Closing.

7.9 Target Net Assets. The Company agrees that, so long as the Company is listed on the NASDAQ, the Target Business that it acquires must have a fair market value equal to at least 80% of the balance in the Trust Account at the time of signing the definitive agreement for the Business Combination with such Target Business. The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the Target Business meets such fair market value requirement, the Company will obtain an opinion from an unaffiliated, independent investment banking firm reasonably acceptable to the Representative with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value, provided that the Target Business is not affiliated with an Insider. The purchase price of the Target Business may be funded through any mix of cash, stock or debt financing.

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7.10 Increase in Offering Size. The Company and the Representative agree that they will not increase the size of the Offering pursuant to Rule 462(b) of the Act unless (i) the Company enters into a written agreement to sell additional Placement Units in amounts such that the per share redemption price of the IPO Shares would be no lower than $10.00 and/or (ii) the Representative defers a larger portion of the underwriting discount such that the per share redemption price of the IPO Shares would be no less than $10.00.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any Controlling Person, and shall survive termination of this Agreement or the issuance and delivery of the Public Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1 Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2 Termination. The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date: (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the NYSE, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in existing major hostilities, or (iv) if a banking moratorium has been declared by a New York State or Federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions of the Company, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities after the date hereof, as in the Representative’s sole judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Public Securities.

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9.3 Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall (i) reimburse the Representative for the full amount of its actual accountable out of pocket expenses incurred to such date (which shall include, but shall not be limited to, all reasonable fees and disbursements of the Representative’s counsel, mailing, printing and reproduction expense and any expenses incurred by the Representative in conducting its due diligence) up to $50,000, and (ii) reimburse the Representative for the full amount of background checks of the Company’s officers and directors, travel, lodging and road show expenses incurred to such date, less the amounts previously paid to the Representative as an advance and in reimbursement for such expenses. The expenses to be incurred by the Company in respect of background checks shall not exceed $2,500 per individual.

9.4 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier and confirmed or delivered by electronic mail or facsimile transmission (with printed confirmation of receipt) and shall be deemed given when so delivered or faxed, or if mailed, two days after such mailing.

If to the Representative:

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Attn: General Counsel

Facsimile: (212) 829-4708

Email: jjones@cantor.com

Copy (which copy shall not constitute notice) to:

Ellenoff Grossman & Schole, LLP

1345 Avenue of the Americas

New York, NY 10105

Attn: Stuart Neuhauser, Esq.

Facsimile: (212) 370-7889

Email: sneuhauser@egsllp.com

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If to the Company:

FinTech Acquisition Corp. II

2929 Arch Street, Suite 1703

Philadelphia, PA 19104-2870

Attn: James J. McEntee, III

Email: jmce@stbwell.com

Copy (which copy shall not constitute notice) to:

Ledgewood

2001 Market Street, Suite 3400

Philadelphia, PA 19103

Attn: Amanda Abrams, Esq.

Facsimile: (215) 731-9450

Email: aabrams@ledgewood.com

10.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the affiliates of the Underwriters, the Selected Dealers, and the directors, officers, employees and Controlling Persons referred to in Section 5 hereof, and their respective successors and assigns and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters. The Company acknowledges and agrees that: (i) the sale and issuance of the securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Underwriters; (ii) in connection therewith and with the process leading to the Offering, the Underwriters are acting solely as a principal and not the agent or fiduciary of the Company; (iii) no Underwriter has assumed a fiduciary responsibility in favor of the Company with respect to the Offering or the process leading thereto, including any negotiation related to the pricing of the securities; and (iv) the Company has consulted its own legal advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering.

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10.6 Waiver of Immunity. To the extent that the Company may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law.

10.7 Submission to Jurisdiction. The Company irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or the offering of the Securities. The Company irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 10.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Underwriters in any competent court. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

10.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

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10.10 Waiver. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.11 No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Public Securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Public Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Public Securities, do not constitute advice or recommendations to the Company. The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company, and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[Remainder of page intentionally left blank]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

FINTECH ACQUISITION CORP. II

By:	/s/ James J. McEntee, III
Name: James J. McEntee, III
Title: President and Chief Financial Officer

Accepted on the date first above written.

CANTOR FITZGERALD & CO.

By:	/s/ Shawn P. Matthews
Name:	Shawn P. Matthews
Title:	Chief Executive Officer

[Signature page to Underwriting Agreement]

SCHEDULE I

FINTECH ACQUISITION CORP. II

15,300,000 Units

Underwriter:	Number of Firm Units to be Purchased
CANTOR FITZGERALD & CO.	13,770,000
NORTHLAND SECURITIES, INC.	1,530,000
TOTAL	15,300,000

EXHIBIT A

FORM OF TARGET BUSINESS LETTER

FINTECH ACQUISITION CORP. II

Gentlemen:

Reference is made to the Final Prospectus of FinTech Acquisition Corp. II (the “Company”), dated January 19, 2017 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $153,000,000, for the benefit of the Public Stockholders and the Underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Stockholders in the event they elect to redeem their public shares in connection with the consummation of a Business Combination, (ii) to the Public Stockholders if the Company liquidates or fails to consummate a Business Combination within 24 months from the closing date of the Company’s initial public offering, or (iii) to the Company after or concurrently with the consummation of a Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B

FORM OF VENDOR LETTER

FINTECH ACQUISITION CORP. II

Gentlemen:

Reference is made to the Final Prospectus of FinTech Acquisition Corp. II (the “Company”), dated January 19, 2017 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $153,000,000 for the benefit of the Public Stockholders and the Underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Stockholders in the event they elect to redeem their public shares in connection with the consummation of a Business Combination, (ii) to the Public Stockholders if the Company liquidates or fails to consummate a Business Combination within 24 months from the closing date of the Company’s initial public offering or (iii) to the Company after or concurrently with the consummation of a Business Combination.

For and in consideration of the Company agreeing to engage the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor